EXHIBIT 99.1

AGA FINANCIAL FORUM MAY 2015

Forward-Looking Statements This document and other statements by us include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the outlook for earnings, revenues and other future financial business performance or strategies and expectations. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” “expects,” “anticipates,” “intends,” “believes,” “plans,” “forecasts,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.” Although we believe such forward- looking statements are based on reasonable assumptions, we cannot give assurance that every objective will be achieved. Forward-looking statements speak only as of today, and we assume no duty to update them. Factors that could cause actual results to differ materially from those expressed or implied include, but are not limited to, general economic conditions and the factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Non-GAAP Financial Information Management believes operating earnings (loss) and adjusted EBIT provide a more meaningful representation of our earnings from ongoing operations on a consolidated and segment basis, respectively. These measures facilitate analysis by providing consistent and comparable measures to help management, investors and analysts better understand and evaluate our operating results and performance trends, and assist in analyzing period-to-period comparisons. Additionally, we use these non-GAAP measures to report to the board of directors and to evaluate management's performance. To derive our non-GAAP measures, we adjust for the accounting recognition of certain transactions (non-GAAP adjustments) based on at least one of the following criteria: (i) To better match the accounting recognition of transactions with their economics; (ii) To better align with regulatory view/recognition; (iii) Significant out of period adjustments; (iv) Other significant items that may obscure historical earnings comparisons and are not indicative of performance trends; and (v) For adjusted EBIT, other items which may obscure segment comparisons. There are limits in using operating earnings (loss) and adjusted EBIT to analyze our consolidated and segment results, respectively, as they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. In addition, using operating earnings (loss) and adjusted EBIT to analyze our results may have limited value as they exclude certain items that may have a material impact on our reported financial results. 2

wgl.com / OUR VISION 3 WGL Holdings is the preferred source of clean and efficient energy solutions that produce value for our customers, investors and communities.

wgl.com / WGL HOLDINGS, INC. 4 Washington Gas (Regulated Utility) WGL Energy Systems (Commercial Energy Systems) WGL Midstream (Midstream Energy Services) WGL Energy Services (Retail Energy Marketing)

wgl.com / ENERGY ANSWERS 5

wgl.com / WGL HOLDINGS, INC. 6 A geographically diverse, risk balanced portfolio

KEY FINANCIAL MEASURES

TOTAL ASSETS



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.8B
$4.1B
$4.3B
$4.9B
FY11
FY12
FY13
FY14

CASH FLOW FROM OPERATIONS



$500
$400
$300
$200
$100
$0
$296M
$218M
$318M
$382M
FY11
FY12
FY13
FY14

CAPITAL INVESTMENTS



$500
$400
$300
$200
$100
$0
$214M
$267M
$371M
$422M
FY11
FY12
FY13
FY14

NON-GAAP EARNINGS (EPS)



$4.00
$3.00
$2.00
$1.00
$0.00
$2.25
$2.68
$2.31
$2.68
FY11
FY12
FY13
FY14

WGL ENERGY ANSWERS. ASK US.

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wgl.com / 2014 HIGHLIGHTS 8 Record Non-GAAP EPS of $2.68 Non-GAAP EPS growth of 16% over FY2013 Non-GAAP EPS CAGR of 6% from FY2011 Increased dividend 5% to $1.76/share Invested $52M in accelerated pipe replacement Announced $410M investment in Central Penn Invested $108M in commercial DG projects 4th quarter Non-GAAP EPS increased $0.12, with trend of higher earnings continuing into FY2015 Grow earnings 5%-7% per year STRATEGIC OBJECTIVES 2014 ACCOMPLISHMENTS Grow dividend 5% per year Invest in projects with predictable earnings stream Manage Retail Energy back to historical earnings levels

wgl.com / WGL GOVERNANCE 9 WGL is committed to maintaining the highest standards of corporate governance Annual Election of Directors Commitment to Diversity Lead Independent Director No “Poison Pill” Pay-For-Performance Risk Oversight by Full Board Independent Audit, Compensation, and Nominating Committees Strong Focus on Safety and Environmental Issues

wgl.com / WGL SUSTAINABILITY 10 Well on the way to achieving 2020 GHG Reduction Goals Reduced utility fleet emissions by 21% compared to 2008 baseline, with a total of 183 natural gas vehicles Solar assets reduced greenhouse gas emissions by 50,000 metric tons Reduce the Commute program avoided 200,000 commuter miles in 2014 LEED Gold certified operations center Green Power Leadership Award from Environmental Protection Agency Goal: 70% reduction in GHG emissions by 2020 Goal: 18% reduction in GHG emissions for every therm of gas delivered to customers by 2020

wgl.com / 2015 PRIORITIES 11 Increase utility meter growth (single family/conversions/multifamily) Implement and expand accelerated pipe replacement programs Drive return to historical level of earnings Leverage relationships with large government/commercial customers Invest $150M in distributed generation projects Evaluate additional fuel cell and CHP opportunities Execute current pipeline investment plans Evaluate additional midstream infrastructure projects UTILITY RETAIL MARKETING MIDSTREAM COMMERCIAL SYSTEMS

FINANCIAL OBJECTIVES

wgl.com / CAPITAL ALLOCATION 13 Invest in utility rate base (Washington Gas) Customer growth, accelerated pipe replacement Invest in midstream pipeline projects (WGL Midstream) Predominantly regulated, fully subscribed Invest in distributed generation projects (WGL Energy) Stable long-term revenue streams A disciplined capital allocation strategy focused on infrastructure investments

wgl.com / Strong balance sheet and top-tier credit ratings BALANCE SHEET 14 WGL WG S&P Moody’s Fitch TOTAL CAPITALIZATION Equity 54% Preferred 1% Debt 45% Equity 58% Preferred 1% Debt 41% (Four Quarter Average Ending 12/31/14, Includes Short-Term Debt) WGL Holdings Washington Gas A A+ A3 A1 A AA-

wgl.com / STOCK PERFORMANCE 2014 15 WGL share price increased 36% in 2014 -20% -10% 0% 10% 20% 30% 40% 50% 12/31 1/31 2/28 3/31 4/30 5/31 6/30 7/31 8/31 9/30 10/31 11/30 12/31 CALENDAR YEAR 2014 August 7 WGL Announces $150M Share Repurchase Program WGL + 36% Peers + 19% Peer Group: ATO GAS LG NJR NWN PNY SJI SWX VVC November 13 WGL Issues Guidance for Fiscal Year 2015

wgl.com / We have increased dividend for 39 consecutive years and paid a dividend for 164 consecutive years DIVIDEND GROWTH 16 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 1977 2015 $1.85 ANNUALIZED DIVIDENDS Announced $0.09 increase in our dividend to an annual rate of $1.85 per share We continue to target 5% annual dividend growth

wgl.com / We expect to maintain a target payout ratio in the 60%-65% range DIVIDEND PAYOUT RATIO 17 $1.50 $1.54 $1.59 $1.66 $1.74 $1.82 66% 68% 59% 72% 65% 65% $0.00 $0.50 $1.00 $1.50 $2.00 FY10 FY11 FY12 FY13 FY14 FY15E DIVIDENDS DECLARED & PAYOUT RATIO Payout Ratios Based on Non-GAAP Operating Earnings Per Share

wgl.com / Forecasted long-term Non-GAAP EPS growth of 7-10% EPS GROWTH 18 EPS GROWTH FY14 – FY19E $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY14 FY15E FY16E FY17E FY18E FY19E FY11 FY12 FY13 FY14 FY15E FY16E EPS GROWTH FY11 – FY16E $4.32 $3.76 Non-GAAP Operating Earnings FY11 – FY14 = 6.0% CAGR FY15 Guidance FY16 Estimate $2.68 (As of March 18, 2015)

wgl.com / Our plans reflect long term commitment to growth in energy infrastructure investments CAPITAL INVESTMENT 19 Utility $298M Utility $351M Utility $344M Utility $345M Utility $363M Pipelines $56M Pipelines $133M Pipelines $358M Pipelines $129M Pipelines $37M Dist Gen $150M Dist Gen $100M Dist Gen $100M Dist Gen $100M Dist Gen $100M SAVE/STRIDE $11M SAVE/STRIDE $33M SAVE/STRIDE $42M SAVE/STRIDE $18M SAVE/STRIDE $3M VA Reserves $126M $80M Option $0M $300M $600M $900M FY15E FY16E FY17E FY18E FY19E CAPITAL INVESTMENT ($MILLIONS) Gathering System = Regulated

wgl.com / Equity issuance planned to maintain equity ratio in the 50% range of total consolidated capital $0M $300M $600M $900M FY15E FY16E FY17E FY18E FY19E CAPITAL INVESTMENT ($MILLIONS) FUNDING OF INVESTMENT 20 Equity Issuance Cash from Operations Long-term financing debt and equity

DEBT MATURITY SCHEDULE

WGL HOLDINGS



$600M
$500M
$400M
$300M
$200M
$100M
$0M
$100M
$150M
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+

WASHINGTON GAS



$600M
$500M
$400M
$300M
$200M
$100M
$0M
$20M
$25M
$50M
$50M
$596M
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+

Average maturity of 18.2 years

WGL ENERGY ANSWERS. ASK US.

wgl.com / 21

wgl.com / LIQUIDITY PROFILE 22 $175M Outstanding $275M Available $350M Available $0M $100M $200M $300M $400M $500M WGL Washington Gas REVOLVING CREDIT FACILITY Credit facility extended to December 2019 (As of March 31, 2015)

wgl.com / EBIT CONTRIBUTION 23 The percentage of earnings derived from stable and predictable revenue streams will continue to grow FY11 FY12 FY13 FY14 FY15E FY16E FY17E FY18E FY19E Utility: 55-65% Midstream: 10-15% Commercial: 15-20% Retail Mktg: 10-15% Utility: 77% Midstream: N/M Commercial: N/M Retail Mktg: 23% ADJUSTED EBIT CONTRIBUTION BY SEGMENT FY11 FY19E Utility: 80% Midstream: 1% Commercial: 7% Retail Mktg: 12% FY15E (As of March 18, 2015)

WASHINGTON GAS

wgl.com / ECONOMIC DIVERSITY 25 Greater Washington is the fifth largest regional economy in the U.S. and continues to grow $1,471B $827B $590B $517B $464B $448B $388B $383B $371B $307B New York Los Angeles Chicago Houston Washington Dallas San Francisco Philadelphia Boston Atlanta Source: BEA GROSS METROPOLITAN PRODUCT Federal employment is expected to drop through 2020, with future job growth driven by professional services, education, and health An overall increase in jobs will drive increased demand for housing in the Washington metropolitan area Source: GMU Center for Regional Analysis GREATER WASHINGTON JOBS 23% 12% 9% 10% 13% 33% 26% 13% 8% 10% 10% 32% Prof/Bus Edu/Health Hospitality State/Local Federal Other 2010 2020 2010 2020 2010 2020 2010 2020 2010 2020 2010 2020

wgl.com / 23% of the region’s workforce has a graduate or professional degree, first among major metropolitan areas The region is home to six of the top ten most highly educated counties in the United States $90,149 $79,624 $72,907 $68,455 $67,479 $67,194 $65,786 $62,760 $61,426 $60,564 Washington San Francisco Boston Baltimore Seattle Minneapolis New York Denver San Diego Chicago 4.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2008 2009 2010 2011 2012 2013 2014 United States Washington Source: BLS ECONOMIC STRENGTH 26 MEDIAN HOUSEHOLD INCOME UNEMPLOYMENT RATE Highest median household income Low unemployment rate Highly educated workforce Customers can afford natural gas Low uncollectible rates Source: ACS

wgl.com / SOURCES OF UTILITY EARNINGS GROWTH 27 Meter Growth/New Customers (single family/multifamily/conversions) Accelerated Pipe Replacement Programs (District of Columbia/Maryland/Virginia) Virginia Gas Reserves (low-cost, reliable gas supplies for customers)

wgl.com / CUSTOMER GROWTH 28 On track for 28,000 new meters* in FY19 500,000 750,000 1,000,000 1,250,000 FY14E FY15E FY16E FY17E FY18E FY19E PROJECTED METER* GROWTH +1.1% +1.4% +1.9% +2.2% +2.4% Washington Gas continues to capture over 90% of new single- family residential market New tariffs with reduced customer contribution costs are driving higher conversion rate Continuing investments in engineering and marketing to target multi-family segment * or meter equivalent, for revenue modeling purposes

SERVICE TERRITORY GROWTH

MIXED USE

Konterra Town Center

First phase is 500,000 commercial square feet and 300 multi-family units; later phases add more commercial space and 4,000 multi-family units

MULTI-FAMILY CONVERSION

Cider Mill Apartments

865 multi-family units in Gaithersburg, MD as Master Meter to Individually metered conversion; Maryland PSC-approved rebate to developer

MULTI-FAMILY CONVERSION

Regency Square Apartments

366 multi-family units in District Heights, MD as Master Meter to Individual metered conversion; Maryland PSC-approved rebate

INDUSTRIAL

Carmuese Limestone

Limestone quarry in Clearbrook, VA; estimated use of 12 million therms with $20M NPV



Carmuese Limestone
Frederick
Konterra Town Center
Frederick
Clarke
Montgomery
Loudoun
D.C.
Prince George's
Warren
Shenandoah
Fairfax
Prince William
Cider Mill Apartments
Charles
Calvert
St. Mary's
2015 – 2025 Growth
Expected household growth 10-19%
Expected household growth 20-24%
Expected household growth over 25%
Regency Square
Westmoreland
Richmond
Northumberland
Lancaster

WGL ENERGY ANSWERS. ASK US.

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wgl.com / INTERRUPTIBLE-TO-FIRM METERS 30 Interruptible-to-Firm meter conversion can deliver significant growth Project Incremental Firm Therms Incremental Revenue Single Family Equivalent* Power Plant 8,354,300 $1,251,289 3,014 meters Central Thermal/CHP 14,086,600 $602,810 1,452 meters Federal Agency 3,051,603 $653,000 1,572 meters Total 25,492,503 $2,507,099 6,308 meters *On average, a single family home utilizes 1,066 therms/year with $415 of net revenue Other Interruptible-to-Firm conversion opportunities are under investigation that may provide rate base and system expansion opportunity while enhancing customer operational reliability of critical regional infrastructure

wgl.com / ACCELERATED PIPE REPLACEMENT 31 $580 million investment over the next five years PROJECTED INVESTMENT Benefits include: Enhanced pipeline safety Reduced methane emissions Timely cost recovery $52M $91M $95M $96M $96M $97M $11M $33M $42M $18M $3M $0M $40M $80M $120M $160M FY14 FY15E FY16E FY17E FY18E FY19E VA/MD Filings Approved Currently approved plans will drive revenue increase of $13 million per year

wgl.com / VIRGINIA GAS RESERVES 32 On May 6, Washington Gas announced $126 million investment in natural gas reserves Virginia law allows local distribution companies to invest in gas reserves to realize longer term cost or reliability benefits for customers Provides additional flexibility in securing gas supplies for our customers Investments must reduce cost, or reduce supply risk, or reduce price volatility, or reflect a combination of the above Additional opportunity for capital investment that will earn allowed ROE Clearfield County (3 Wells) Greene County (22 Wells)

wgl.com / VIRGINIA GAS RESERVES 33 Partner: Energy Corporation of America (ECA) ECA is well respected operator in the region and operates 4,600 wells Production/operations managed by ECA Transportation using existing capacity The purchase of the reserves is conditional upon approval by the Virginia State Corporation Commission $0M $2M $4M $6M $8M $10M $12M $14M $16M 2016 2035 PROJECTED EBIT 2016 - 2035 Expected to generate substantial savings for Virginia customers over 20-year investment period

wgl.com / UTILITY CAPITAL INVESTMENT 34 New Business $97M New Business $86M New Business $138M New Business $142M New Business $163M New Business $171M Accel Repl $52M Accel Repl $93M Accel Repl $95M Accel Repl $96M Accel Repl $96M Accel Repl $97M Other $152M Other $97M Other $104M Other $110M Other $102M Other $93M CIS $10M CIS $25M CIS $35M CIS $18M $0M $100M $200M $300M $400M $500M $600M FY14 FY15E FY16E FY17E FY18E FY19E UTILITY CAPITAL INVESTMENT = Timely Earnings Potential

wgl.com / UTILITY CAPITAL INVESTMENT 35 UTILITY CAPITAL INVESTMENT = Timely Earnings Potential New Business $97M New Business $86M New Business $138M New Business $142M New Business $163M New Business $171M Accel Repl $52M Accel Repl $93M Accel Repl $95M Accel Repl $96M Accel Repl $96M Accel Repl $97M Other $152M Other $94M Other $84M Other $88M Other $86M Other $95M CIS $10M CIS $25M CIS $35M CIS $18M VA/MD $11M VA/MD $33M VA/MD $42M VA/MD $18M MD $3M VA Reserves $126M $0M $100M $200M $300M $400M $500M $600M FY14 FY15E FY16E FY17E FY18E FY19E with VA SAVE and MD STRIDE filings, VA Gas Reserves

wgl.com / UTILITY RATE BASE GROWTH 36 New Business $0.7B Accelerated Replacements $0.6B VA Gas Reserves $0.1B New SAVE/STRIDE $0.1B Normal Replacements $0.3B Other Utility $0.3B Depreciation Deferred Taxes Other -$0.9B Rate Base $1.7B Rate Base $2.9B $0.0B $1.0B $2.0B $3.0B $4.0B FY2014 FY2019E $1.5B of rate base growth from new business, accelerated replacement, and gas reserves will drive revenue increase of over 15% PROJECTED RATE BASE GROWTH FY14 – FY19E = 11% CAGR Gas reserve capital investments will not be additions to rate base, but reflected similarly to storage gas carrying costs in the purchased gas charge for Virginia customers

wgl.com / REGULATORY UPDATE 37 Filed to expand Virginia SAVE program - $75M Filed Virginia Gas Reserves proposal - $126M System expansion law (contribution) Filed to expand Maryland STRIDE program - $31M STRIDE requires rate case no later than Dec 2018 APRP approval to spend $110M over five years Settlement for APRP surcharge Rate cases to be filed in 2016 and 2018 Virginia Maryland District of Columbia

wgl.com / REGULATORY TIMELINE 38 2012 2013 2014 2015 2016 Oct 1, 2011 VA rates effective Nov 23, 2013 MD rates effective Jun 4, 2013 DC rates effective Jun 2014 DC APRP VA SAVE: $191M through Dec 2017 VA SAVE: Additional $75M through Dec 2017 2011 Feb 2015 VA SAVE amended plan filed May 2014 MD STRIDE Jan 2013 VA SAVE amended plan 2017 2018 VA DC MD Rate Case Required DC Rate Case Required DC Rate Case Required MD May 2015 VA Gas Reserves: $126 Million Investment MD STRIDE: $200 Million through Dec 2018 DC APRP: $110 Million through Sep 2019 DC Mechanically Coupled Pipe Replacement: $28 Million through Sep 2016 MD STRIDE: Additional $31M through Dec 2018 Mar 2015 MD STRIDE amended plan filed

wgl.com / MANAGING THE UTILITY 39 $267 $259 $267 $266 $274 $0 $100 $200 $300 FY11 FY12 FY13 FY14 FY15E FY16E-FY19E FORECASTED O&M/CUSTOMER O&M per customer to have flat trajectory through FY19E

wgl.com / ASSET OPTIMIZATION 40 $6M $15M $23M $26M $24M $27M $36M $35M $61M $77M $36M $0M $10M $20M $30M $40M $50M $60M $70M $80M FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15E Both customers and shareholders have benefited from program success and sharing mechanisms Revenues shared with customers on an approximate 60/40 basis pursuant to mechanisms approved by each of our Commissions Benefit to customers over the last nine years: $141 million Benefit to shareholders over the last nine years: $111 million Natural earnings hedge to O&M during cold winter ASSET OPTIMIZATION REVENUES FY16E-FY19E Average

wgl.com / UTILITY RATE OF RETURN 41 Weighted average allowed ROE is 9.6% EARNED UTILITY RETURN ON EQUITY % 9.4% 11.4% 10.0% 8.9% 7.7% 9.2% 8.7% 10.5% 9.4% 0.2% 0.8% 0.8% 0.8% 0.9% 1.0% 0.8% 1.5% 1.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015E 9.6% 9.6% 12.2% 10.8% 9.7% 8.5% 10.2% 9.5% 12.0% Asset Optimization Utility ROE 11.2% (As of March 18, 2015)

wgl.com / NEW CUSTOMER INFORMATION SYSTEM 42 $90 million in capital investment FY2014 - FY2017 Mail/Fax IVR Call Center Web Email Customer Relationship & Billing Business Intelligence Operational Reporting Dashboards Workforce Optimization Appointment Scheduling Mobile Field Service WGL benefits will include higher customer satisfaction and improved operational efficiencies Customer benefits will include streamlined account management, expanded self-service options, and improved appointment scheduling SAP Solution

wgl.com / SAFETY AND RELIABILITY 43 Damage prevention and accelerated infrastructure replacement programs contribute to system reliability Reduced the rate of OSHA recordable employee injuries by 46% over 5 years 99.8% of customers did not experience a service interruption in 2014 Reduced third-party damages to our distribution system by 21% over 5 years 9% of service lines to be replaced by 2019 through accelerated replacement programs -46% 99.8% -21% 9%

wgl.com / UTILITY 44 Maintain and Enhance Safety and System Reliability Grow Rate Base and Add Meters Leverage Legislative and Regulatory Successes Manage O&M Expenses Maximize Asset Optimization Revenue Provide Energy Answers to Customers

NON-UTILITY

wgl.com / OPERATING SEGMENT MARKET PRESENCE NON-UTILITY BUSINESSES 46 RETAIL ENERGY MARKETING COMMERCIAL ENERGY SYSTEMS MIDSTREAM ENERGY SERVICES

RETAIL ENERGY MARKETING 47

wgl.com / RETAIL ENERGY: OVERVIEW 48 WGL Energy Services is recognized as a leader in the Mid-Atlantic retail supply market, particularly with respect to green energy offerings Offers competitive pricing, energy expertise, and flexible contracting options Growing focus on large commercial and government accounts Quick Facts: 300,000 customers in District of Columbia, Maryland, Virginia, Delaware, and Pennsylvania Residential, commercial and industrial customers Natural gas, electricity, wind/renewable energy credits, and carbon offsets Five-year secured supply arrangement with Shell Energy (reduces cash flow risk from collateral requirements)

wgl.com / RETAIL ENERGY: VOLUMES 49 WGES has a broad, diverse customer base ELECTRIC VOLUME (TWH) NATURAL GAS VOLUME (BCF) Large Gov Commercial Residential Large Gov/ Wholesale Commercial Residential Commercial 6.7 TWH Government 3.4 TWH Residential 1.5 TWH Commercial 39.7 BCF Government 11.3 BCF Residential 11.9 BCF Wholesale 4.3 BCF Year Ending December 31, 2014 Year Ending December 31, 2014

wgl.com / RETAIL ENERGY: NATURAL GAS 50 Gas volumes and margins have been stable with weather related wholesale opportunities during certain years 59.3M 67.8M 61.0M 70.2M 71.8M 65.7M $0M $20M $40M $60M $80M 0 50 100 150 200 FY10 FY11 FY12 FY13 FY14 FY15E Volume (BCF) Adjusted Gross Margin GAS VOLUME & GROSS MARGIN (As of March 18, 2015)

wgl.com / RETAIL ENERGY: ELECTRIC 51 Electric margins recovering back to historical levels 9.3M 10.8M 11.8M 12.1M 11.7M 14.3M $0M $20M $40M $60M $80M 0 10,000 20,000 30,000 40,000 FY10 FY11 FY12 FY13 FY14 FY15E Volume (MWH) Adjusted Gross Margin ELECTRIC VOLUME & GROSS MARGIN (As of March 18, 2015)

wgl.com / RETAIL ENERGY: ELECTRIC 52 The impacts of significant spikes in PJM capacity and ancillary costs have been substantially mitigated $0.00 $1.00 $2.00 $3.00 $4.00 FY11 FY12 FY13 FY14 FY15E FY16E $0.00 $5.00 $10.00 $15.00 $20.00 11/12 12/13 13/14 14/15 15/16 16/17 PJM CAPACITY ($/MWH) PJM ANCILLARIES ($/MWH)

wgl.com / RETAIL ENERGY: CLEAN ENERGY 53 Continued growth in customers choosing clean electricity and natural gas supply offers 812,097 MWH 759,292 MWH 899,378 MWH 1,090,955 MWH 0.1 BCF 0.2 BCF 0.4 BCF 0.7 BCF FY11 FY12 FY13 FY14 CLEAN ENERGY (Wind MWH and Carbon Offset BCF) INNOVATION IN CLEAN ENERGY 2003 - Regional Wind Power Sales 2008 - Commercial Solar Projects 2010 - Carbon Offsets/Chesapeake Bay Partnership 2011 - U.S. DOE Green Power Supplier of the Year 2012 - WGES PA WindPower 2013 - Community Based PA WindPower Campaign 2013 - D.C. Mayor’s Sustainability Award 2014 - WGES PA Carbon Offsets/ PEC Partnership 2014 - EPA Green Power Supplier of the Year

wgl.com / RETAIL ENERGY: RISK MANAGEMENT 54 WGL Energy actively manages supply risk and risks associated with extreme weather Natural gas and electric supply portfolios are constructed to match normal weather customer load requirements Risk management limits on physical open positions, financial open positions and Value at Risk (VaR) Performance of portfolio under a variety of weather conditions and pricing assumptions is modeled, once for the winter heating season, and once for the summer cooling season Weather hedges, options and other instruments are purchased to dampen effects of warmer or cooler than normal weather GROSS MARGINS VS. WINTER HDDS Hedged Portfolio Weather/Pricing Scenarios Winter HDDs

wgl.com / RETAIL ENERGY: FUTURE 55 Positioned to deliver steady earnings and cash flow $60M $49M $11M $36M $0M $25M $50M $75M $100M FY12 FY13 FY14 FY15E ADJUSTED EBIT FY12 – FY19E Source of market intelligence Innovation platform Strong cash flow and low capital investment Integral part of comprehensive solution offered to customers FY16E - FY19E (As of March 18, 2015)

COMMERCIAL ENERGY SYSTEMS 56

wgl.com / SYSTEMS: OVERVIEW 57 WGL Energy Systems owns and operates distributed generation assets such as solar PV systems, combined heat and power plants, and natural gas fuel cells WGL Energy Systems also upgrades energy- related infrastructure of government and commercial facilities with both traditional and alternative energy technologies Quick Facts: Activities in 16 different states and the District of Columbia Over $420 million invested 140 MW installed/under contract A diverse portfolio with commercial, educational, municipal, not for profit, utility, and residential customers Generated 85,000 mwh of clean electricity in FY2014 Revenue primarily from PPAs and renewable energy credits

SYSTEMS: SOLAR MARKET

The U.S. Residential Solar Market Continues to Grow



MN
1MW
NY
16MW
MA
18MW
NJ
1MW
CT
4MW
IN
10MW
MD
18MW
DE
2MW
DC
1MW
VA
< 1MW
NC
4MW
CA
34MW
AZ
3MW
NM
4MW
GA
21MW
HI
1MW
FL
< 1MW
MW = WGL
States currently at grid parity (10)
Additional states poised to reach grid parity (+12)[1]
Additional states at grid parity, even with ITC reduction, after 2016 (+14)

Source: Goldman Sachs

[1] Includes Washington, DC

Solar power has achieved grid parity in 10 states. Solar is likely to reach grid parity in 36 states by 2017, even with the reduction of the ITC to 10%

WGL ENERGY ANSWERS. ASK US.

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wgl.com / SYSTEMS: MARKET OPPORTUNITY 59 The market is far from saturated, with only HI and NJ experiencing penetration levels of greater than 5% on a net capacity basis Even in most “saturated” states there is significant market opportunity Source: Goldman Sachs CA, NJ, AZ, and HI have seen the most rooftop solar installations to date due to mix of high electricity rates, solar insolation, and favorable policy support 57 MW 60 MW 67 MW 75 MW 80 MW 131 MW 216 MW 239 MW 253 MW 354 MW 507 MW 537 MW 1,141 MW 2,825 MW 0 MW 1,000 MW 2,000 MW 3,000 MW NM NV TX CT FL MD PA NY CO HI MA AZ NJ CA 0.1% 0.2% 0.5% 0.5% 0.6% 0.7% 0.8% 1.1% 1.8% 2.0% 3.5% 4.0% 6.1% 13.0% 0% 5% 10% 15% TX FL PA NY NV NM CT MD CO AZ MA CA NJ HI Source: Goldman Sachs Total Cumulative Rooftop Solar Installations By State (MW) Rooftop Solar Penetration By State, Percentage of Net Capacity

wgl.com / SYSTEMS: CUSTOMERS 60

SYSTEMS: FUTURE

- Predictable earnings stream from clean and efficient energy solutions
- Earnings increasingly independent of tax incentives
- Invest $550M in assets over next 5 years and expand offerings (CHP, storage)
- EBIT from solar portion of this segment to increase by ~25-30% per year

ADJUSTED EBIT FY14 – FY19E

(As of March 18, 2015)



$100M
$75M
$50M
$25M
$0M
$12M
$20M
FY14
FY15E
FY16E
FY17E
FY18E
FY19E

Continuing to add "layers" of assets to drive sustainable long-term earnings growth

WGL ENERGY ANSWERS. ASK US.

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WGL MIDSTREAM

wgl.com / MIDSTREAM: OVERVIEW 63 WGL Midstream engages in developing, acquiring, managing and optimizing natural gas storage and transportation assets Capitalizing on the expanding demand for natural gas, WGL Midstream connects low cost producers to consumption markets WGL Midstream offers deep natural gas market knowledge and innovative transaction structures Quick Facts: 30 Bcf of low cost storage Customers and counterparties include producers, utilities, LDCs, generators, wholesale, pipelines and storage facilities $79 million investment in Constitution Pipeline (Williams) $412 million investment in Central Penn Line (Williams) 20 year GAIL agreement (in-service date of Cove Point) $245 million investment in Mountain Valley Pipeline (EQT) Option for 30% interest in $400 million gathering system

wgl.com / MIDSTREAM: MARCELLUS AREA 64 Tennessee Iroquois Millennium Transco Cove Point Dominion

wgl.com / Constitution (10%) MIDSTREAM: CONSTITUTION 65 Target in-service date: late 2016 WGL Midstream announced investment in Constitution Pipeline in 2013 Designed to transport at least 650,000 dth per day from the Marcellus region to major northeastern markets Fully contracted with long-term commitments from established natural gas producers WGL Midstream will invest an estimated $79 million for 10% share in the pipeline Awaiting permit from New York Dept of Environmental Conservation (DEC)

wgl.com / MIDSTREAM: CENTRAL PENN 66 Target in-service date: late 2017 WGL Midstream announced investment in Central Penn Line in 2014 The Central Penn Line is a 178 mile new build pipeline that will be an integral part of Transco’s “Atlantic Sunrise” project WGL Midstream will invest $412 million WGL Midstream will purchase 500,000 dth per day from Cabot over 15 year term Permit and development activities are proceeding as expected Central Penn (21%)

wgl.com / MIDSTREAM: GAIL AGREEMENT 67 $9 million in EBIT in first full year WGL Midstream has agreed to sell GAIL Global (USA) up to 430,000 Dth/day, for a term of approximately 20 years, commencing on the in-service date of the Cove Point LNG export facility Majority of gas to be purchased through existing arrangement with Antero WGL Midstream will make deliveries using capacity released by GAIL through asset management arrangement Option for 30% interest in $400 million gathering system pipeline ($80 million cash + project level debt) Cove Point GAIL Gathering System (30% Option)

wgl.com / MIDSTREAM: ENERGY ANSWERS 68 Providing energy answers to large natural gas producers and consumers One of largest natural gas producers in Marcellus Constrained gas market Needed to move gas to liquid point Market knowledge Long history of moving physical molecules Producer relationships Large gas utility in India Needed low risk, low cost natural gas for Cove Point Focused on long-term secure supply

wgl.com / Mountain Valley (7%) MIDSTREAM: MOUNTAIN VALLEY 69 Target in-service date: late 2018 WGL Midstream announced investment in Mountain Valley Pipeline in 2015 300 mile, 42" pipeline in WV and VA with 2 Bcf per day firm capacity WGL Midstream will invest $245 million for 7% share in pipeline Joint venture with EQT Corp (55%), NextEra Energy (35%), Vega Energy (3%) WGL Midstream has committed to buy 500,000 Dth/day of natural gas at Transco Zone 5 Station 165 FERC pre-filing process began Oct 2014

wgl.com / MIDSTREAM: INVESTMENTS 70 Tennessee Iroquois Millennium Transco Constitution (10%) 2013 Mountain Valley (7%) 2015 2014 Central Penn (21%) 2014 GAIL Gathering System (30% Option) Cove Point Dominion

wgl.com / MIDSTREAM: STORAGE 71 Storage focus is on low cost assets 30 Bcf of storage assets Low cost, high deliverability storage Strategically located in market areas for value creation and capture Long-term capacity contracts Storage contracts expire between 2016 and 2044 Many of the contracts have ROFRs “OWNED” STORAGE 10 BCF 22 BCF 24 BCF 30 BCF 0.0 10.0 20.0 30.0 40.0 FY12 FY13 FY14 FY15E

MIDSTREAM: FUTURE

- Investments in attractive and stable pipeline projects with predictable earnings
- Plans to add additional low cost storage
- Will use physical asset expertise to pursue additional infrastructure opportunities
- Commodity transactions will add value
- Future expansion opportunities related to existing pipeline investments
- Relationships with three of the largest producers (Cabot, Antero, EQT)

ADJUSTED EBIT FY14 – FY19E



$100M
$75M
$50M
$25M
$0M
FY16 – FY19 updated to include Mountain Valley Pipeline
$5M
$3M
FY14
FY15E
FY16E
FY17E
FY18E
FY19E

Future earnings driven by pipeline investments, with commodity transactions and low cost storage adding value

WGL ENERGY ANSWERS. ASK US.
wgl.com / 72

wgl.com / EPS GROWTH 73 Long-Term Non-GAAP EPS Growth of 7-10% EPS GROWTH FY14 – FY19E $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY14 FY15E FY16E FY17E FY18E FY19E Non-GAAP Operating Earnings $4.32 $3.76 $2.68 (As of March 18, 2015)

APPENDIX

wgl.com / REGULATORY MATRIX 75 DC MD VA Surcharge recovery of accelerated investment costs    Carrying costs on gas storage balances    Carrying costs on over/undercollected gas costs  ---  Gas cost uncollectibles    Bill Normalization (RNA/WNA) --- RNA RNA/WNA

wgl.com / NON-GAAP RECONCILIATIONS 76

wgl.com / NON-GAAP RECONCILIATIONS 77

wgl.com / NON-GAAP RECONCILIATIONS 78

wgl.com / NON-GAAP RECONCILIATIONS 79